UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                            MASSEY EXPLORATION CORP.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                       SCHEDULE 14C INFORMATION STATEMENT
  PURSUANT TO REGULATION 14C OF THE SECURITIES EXCHANGE ACT OF 1934 AS AMENDED

                            MASSEY EXPLORATION CORP.
                            300, 508 24th Avenue SW,
                            Calgary, Alberta, T2S 0K4

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of MASSEY EXPLORATION CORP., a Nevada corporation ("we", "our", "us"), to the holders of record at the close of business on the record date, June 1, 2011 of our outstanding common stock, $0.001 par value per share, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders in regards to:

     1. the approval and adoption of the agreement and plan of merger dated May 31, 2011, a copy of which is attached as Schedule "A" to this information statement (the "Merger Agreement"), whereby our company will merge into our wholly-owned subsidiary incorporated in the State of Delaware for the purpose of changing our corporate jurisdiction from the State of Nevada to the State of Delaware (the "Merger");

     2. in conjunction with the Merger, and the adoption of a new Certificate of Incorporation under the laws of the state of Delaware, the increase in authorized common shares from 75,000,000 to 125,000,000 (the "Increase in Authorized Common Shares"); and

     3. in conjunction with the Merger, and the adoption of a new Certificate of Incorporation under the laws of the state of Delaware, the creation of a class of 30,000,000 preferred shares, par value of $0.001 per share (the "Preferred Shares"), for which the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of the Preferred Shares.

          (collectively, the "Amendments").

Our Board of Directors approved the Amendments for the Merger, the creation of the Preferred Shares, and the Increase in Authorized Common Shares in order to enhance our corporation's ability to attract future financing and help effect a potential business combination.

Our Board of Directors unanimously approved the Amendments on May 31, 2011.

Subsequent to our Board of Directors' approval of the Amendments, the holders of the majority of the outstanding shares of our corporation gave us their written consent to the Amendments on May 31, 2011. Therefore, all required corporate approvals for these actions have been obtained. This Information Statement is furnished solely for the purpose of informing stockholders of these corporate actions in the manner required by Rule 14c-2 under the Securities Exchange Act of 1934.

Following the expiration of the twenty-day (20) period mandated by Rule 14c, our corporation will file a Certificate of Merger with the State of Delaware and Articles of Merger with the State of Nevada. These documents will serve to change the corporate jurisdiction of our company from Nevada to Delaware and also reflect the creation of the Preferred Shares. We will not file the Certificate of Merger with the State of Delaware and Articles of Merger with the State of Nevada until at least twenty (20) days after the filing and mailing of this Information Statement. The proposed agreement and plan of merger dated May 31, 2011 is attached hereto as Schedule A.

The entire cost of furnishing this Information Statement will be borne by our corporation. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our Board of Directors has fixed the close of business on June 1, 2011 as the record date for the determination of shareholders who are entitled to receive this Information Statement. There were 6,300,000 shares of our common stock issued and outstanding on June 1, 2011. We anticipate that this Information Statement will be mailed on or about June 16, 2011 to all shareholders of record as of the record date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

YOU HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER THE NEVADA REVISED STATUTES 92A.300 TO 92A.500 AND OBTAIN THE "FAIR VALUE" OF YOUR SHARES OF OUR COMPANY'S COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION TITLED "DISSENTERS' RIGHTS OF APPRAISAL" AND SCHEDULES "F" AND "G" TO THIS INFORMATION STATEMENT.

                        RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on June 1, 2011 are entitled to notice of the information disclosed in this Information Statement. Our authorized securities consist of 75,000,000 shares of common stock with a par value of $0.001 per share. As of June 1, 2011, there were 6,300,000 shares of common stock issued and outstanding held by 37 holders of record, and there were no shares of preferred stock outstanding. Each share of common stock entitles the holder thereof to one non-cumulative vote on all matters submitted to a vote of stockholders.

                              STOCKHOLDERS' RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions described in this Information Statement is authorized by Section 78.320(2) of the Nevada Revised Statutes. Section 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of our company, we chose to obtain the written consent of a majority of company's voting power to approve the actions described in this Information Statement.

The actions described in this Information Statement cannot be taken until at least twenty days after this Information Statement has first been sent or given to our stockholders.

                         DISSENTERS' RIGHTS OF APPRAISAL

Nevada law generally provides that stockholders may have dissenters' rights in connection with a merger where the approval of the corporation's stockholders is required. Dissenters' rights will be available to stockholders with respect to the merger and will be governed by Chapter 92A of the Nevada Revised Statutes. If a stockholder has not approved the merger, they are entitled to dissent. In order to exercise dissenter's rights provided under the Nevada Revised Statutes, a stockholder must submit a written notice to us, not less than 30 and not more than 60 days after the date that we send a dissenter's notice to our stockholders.

We are sending a dissenter's notice to our stockholders with this Information Statement, attached as Schedule "F" to this Information Statement. Dissenting stockholders must, by no later than September 4, 2011, send a written objection to the merger stating their intention to demand payment for their shares in the form set forth in Schedule "F". The written objection should be sent to:

MASSEY EXPLORATION CORP.
300, 508 24th Avenue SW,
Calgary, Alberta, T2S 0K4
Tel: 403.228.9909

Registered Mail, Return Receipt Requested is recommended. The objection must include (i) a notice of election to dissent, (ii) the stockholder's name and residence address, (iii) the number of shares as to which the stockholder dissents (iv) a demand for payment of the fair value of the stockholder's shares if the merger is consummated and (v) a certification as to whether you or the beneficial owner on whose behalf you are dissenting, as the case may be, acquired beneficial ownership of the shares before the date set forth in the dissenter's notice.

Together with the written demand or by September 6, 2011, the dissenting stockholder must submit certificates representing all of his shares of stock of our company to us at the address set forth above or to our transfer agent,

Holladay Stock Transfer, Inc., 2939 N. 67th Place, Scottsdale, Arizona, 85251, for the purpose of affixing a notation indicating that a demand for payment has been made.

Shares of our company not represented by certificates will be restricted from transfer after the demand for payment is received.

If the merger is consummated, within 30 days after receiving any demands for payment, we will pay to each dissenter who complied with the provisions of Chapter 92A of the Nevada Revised Statues the amount we estimate to be the fair value of the shares, plus accrued interest. The fair value of the shares is equal to the value of the shares immediately before the consummation of the merger, excluding any appreciation or depreciation in anticipation of the merger unless exclusion would be inequitable. The payment will be accompanied by (i) our financial statements for the year ended February 28, 2011, (ii) a statement of the estimate of the fair value, (iii) an explanation of how interest was calculated, and (iv) any other items required by Chapter 92A of the Nevada Revised Statutes.

A dissenting stockholder receiving such payment may (i) reject the payment and demand payment of the fair value and accrued interest or (ii) accept the payment after providing an estimate of the fair value plus accrued interest and demanding payment of such estimate.

If any demand for payment remains unsettled we must, within 60 days after receiving such demand, petition the court to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within the 60-day period, we must pay each dissenter whose demand remains unsettled the amount demanded.

The procedure to dissent is more fully described in Sections 92A.300 to 92A.500 of the Nevada Revised Statutes, which are attached as Schedule "G" to this Information Statement. Sections 92A.300 to 92A.500 of the Nevada Revised Statues inclusive require strict adherence to the procedures set forth therein, and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenter's rights should carefully consider and comply with the provisions of those sections and consult his or her legal advisor.

  FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR TO DEPOSIT YOUR CERTIFICATES
     AS DESCRIBED IN THE DISSENTER'S NOTICE, ATTACHED AS SCHEDULE "F", WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA'S
                      RIGHTS OF DISSENTING OWNERS STATUTE.

                         STOCKHOLDERS SHARING AN ADDRESS

We will deliver only one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting us at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

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
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since March 1, 2011, being the commencement of our last financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

     1.   any director or officer of our corporation;

     2.   any proposed  nominee for  election as a director of our  corporation;
          and

     3.   any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments to our authorized capital or name, as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of June 1, 2011, we had a total of 6,300,000 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of June 1, 2011, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of                     Amount and Nature of         Percentage
 Beneficial Owner                       Beneficial Ownership         of Class(1)
 ----------------                       --------------------         -----------

Michael Hawitt                                3,000,000                  47%
300, 508 24th Avenue SW,
Calgary, Alberta, T2S 0K4

Directors and Executive Officers
 as a Group                                   3,000,000                  47%

----------
(1) Based on 6,300,000 shares of common stock issued and outstanding as of June 1, 2011. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

MERGER

On May 31, 2011, our board of directors has unanimously approved the Merger for the purpose of reincorporating our company in the state of Delaware. Also on May 31, 2011, the Merger was approved by the written consent of holders of 3,250,000 common shares of our company, representing approximately 51.5% of our issued and outstanding common shares. Through the reincorporation, the state of incorporation of our company will be changed from Nevada to Delaware. To accomplish the reincorporation, our board of directors has unanimously approved and subsequently a majority of our shareholders have approved the Merger Agreement which provides for the merger of our company with and into Massey Exploration Corp. (Delaware), a wholly owned subsidiary of our company, which was formed pursuant to the Delaware General Corporation Law, or DGCL, for this purpose on May 31, 2011. To maintain clarity in discussing the Merger, our company before the merger may sometimes be referred to below as "Massey Nevada" while our company after the merger may sometimes be referred to below as "Massey Delaware".

As a part of approval of the Merger, the Merger Agreement, the Articles of Merger and the Certificate of Merger were approved, copies of which are attached to this Information Statement as Schedules "A", "B" and "C", respectively.

Our company's corporate affairs are presently governed by the corporate law of Nevada, our current state of incorporation, and by the Massey Articles of Incorporation and the Massey Nevada Bylaws. These documents are available for inspection during business hours at our principal executive offices. Once the merger is effected, we will be governed by Delaware law and the Certificate of Incorporation and Bylaws of Massey Delaware. Copies of the Certificate of Incorporation and Bylaws of Massey Delaware are attached to this Information Statement as Schedules "D" and "E", respectively. A discussion of the material similarities and differences in the rights of stockholders of our company before and after the merger is provided below.

The reincorporation will not effect any change in our business or management and will not change our name or the location of our principal executive offices. At the effective time of the reincorporation, the same individuals who serve as the directors and executive officers of Massey Nevada will become the directors and executive officers of Massey Delaware. All employee benefit and stock option plans of Massey Nevada will become Massey Delaware plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Massey Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions. Other employee benefit arrangements of Massey Nevada will also be continued by Massey Delaware upon the terms and subject to the conditions currently in effect. We believe that the Merger will not affect any of our material contracts with any third parties and that Massey Nevada's rights and obligations under such material contractual arrangements will continue as rights and obligations of Massey Delaware.

Our common stock is listed on the OTC Bulletin Board and will continue to be listed on the OTC Bulletin Board after the reincorporation. Following the Merger, each share of common stock of Massey Nevada will be automatically converted into one share of common stock of Massey Delaware. Massey Nevada stock certificates will be deemed automatically to represent an equal number of shares of Massey Delaware common stock. Following the reincorporation, previously outstanding Massey Nevada stock certificates may be delivered in effecting sales through a broker, or otherwise, of shares of Massey Delaware stock. IT WILL NOT BE NECESSARY FOR YOU TO EXCHANGE YOUR EXISTING MASSEY NEVADA STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MASSEY DELAWARE.

If our board of directors determines that circumstances have arisen that make it inadvisable to proceed with the Merger under the original terms of the Merger Agreement, the merger (and thus the reincorporation) may be abandoned or the Merger Agreement may be amended by the board notwithstanding the fact that stockholder approval has already been obtained (except that the principal terms may not be amended without obtaining further stockholder approval). The discussion below is qualified in its entirety by reference to the Merger Agreement, the Articles of Merger, the Certificate of Merger, the Massey Delaware Certificate of Incorporation and the Massey Delaware Bylaws, copies of which are attached to this Information Statement as Schedules "A", "B", "C", "D" and "E", respectively, and by the applicable provisions of Nevada corporate law and Delaware corporate law.

REASONS FOR AND ADVANTAGES OF REINCORPORATION IN DELAWARE

For many years, Delaware has followed a policy of encouraging incorporation in that state. To advance that policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Delaware courts have developed considerable expertise in dealing with corporate issues. In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. Our board of directors believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

The DGCL permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the board under the business judgment rule with respect to unsolicited takeover attempts. Our current Articles of Incorporation do not include such "anti-takeover" provisions. Our board of directors has no present intention following the reincorporation in Delaware to further amend the Certificate of Incorporation or Bylaws of Massey Delaware to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the stockholders, our board of directors may consider in the future certain anti-takeover strategies which may enhance the board's ability to negotiate with an unsolicited bidder.

In the opinion of our management, such latitude affords Delaware corporations more opportunities to raise capital and attract business combination opportunities. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under Nevada law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation's articles of incorporation permit otherwise) the corporation's total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Nevada's and Delaware's corporate laws are more fully explained below.

In the opinion of our management, members of the financial services industry may be more willing and better able to assist in capital raising programs for our company if we reincorporate our company in Delaware and we may be better positioned to take advantage of potential business combination opportunities.

DISADVANTAGES OF REINCORPORATION IN DELAWARE

Despite the unanimous belief of our board of directors that the Merger is in our best interests and the best interest of our stockholders, some stockholders may find the proposal disadvantageous to the extent that it may have the effect of discouraging a future takeover attempt which is not approved by our board of directors, but which a majority of the stockholders deem to be in their best interests or in which stockholders are to receive a substantial premium for their shares over the market value or their cost basis in such shares. As a result of these effects, stockholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable our board of directors to resist a takeover or a change in control of our company, they could make it more difficult to change the existing board of directors and management or to effect a change in control of our company which is opposed by our board of directors. This strengthened tenure and authority of our board of directors could enable our board of directors to resist change and otherwise thwart the desires of a majority of the stockholders.

It should be noted further that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. For a comparison of stockholders' rights and the powers of management under Delaware and Nevada law, see "SUMMARY OF MATERIAL CHANGES IN CHARTER AND BYLAWS TO BE EFFECTED BY THE MERGER AND DIFFERENCES BETWEEN NEVADA AND DELAWARE CORPORATE LAWS", below.

Our director has considered these potential disadvantages and has concluded that the potential benefits of the proposed reincorporation outweigh the possible disadvantages.

MASSEY CAPITAL STOCK

AUTHORIZED CAPITAL STOCK

Our authorized capital stock presently consists of 75,000,000 shares of common stock, par value $0.001 per share. As of June 1, 2011, there were 6,300,000 shares of our common stock issued and outstanding.

On November 14, 2007, we issued a total of 1,000,000 shares of common stock to Michael Hawitt for cash in the amount of $0.004 per share for a total of $4,000.

On January 30, 2008, we issued a total of 2,000,000 shares of common stock at $0.004 per share to Michael Hawitt in exchange for an invoice paid on behalf of the Company in the amount of $8,000.

On December 16, 2008, we issued a total of 3,300,000 shares of common stock to 34 unrelated investors for cash in the amount of $0.02 per share for a total of $66,000.

MASSEY DELAWARE COMMON STOCK

In conjunction with the Merger and the filing of a Certificate of Incorporation with the Delaware Secretary of State, we will be increasing the authorized common stock of our company to 125,000,000 shares, par value $0.001.

The holders of Massey Delaware common stock will be entitled to one vote for each share on all matters voted on by stockholders, including the election of directors and, except as otherwise required by law or provided in any resolution adopted by our board of directors with respect to any series of Massey Delaware preferred stock, will exclusively possess all voting power. The holders of Massey Delaware common stock will not have any cumulative voting, conversion, redemption or preemptive rights. Subject to any preferential rights of any outstanding series of Massey Delaware preferred stock designated by the Massey Delaware board of directors from time to time, the holders of Massey Delaware common stock will be entitled to such dividends as may be declared from time to time by the Massey Delaware board of directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of Massey Delaware available for distribution to such holders.

Pursuant to the Massey Delaware Certificate of Incorporation our authorized capital cannot be increased or decreased without the approval of the majority of the Preferred and Common Stock voting together as a single class, without a separate class vote by the Common Stock.

"BLANK CHECK" PREFERRED STOCK

The Certificate of Incorporation of Massey Delaware authorizes the issuance of 30,000,000 shares of preferred stock, par value $0.001 per share. Such preferred stock is commonly referred to as "blank check" preferred stock because the Massey Delaware board of directors has the authority, without further action by the stockholders, to establish one or more series of preferred stock and determine, with respect to any series of preferred stock, the terms and rights of that series, including: (i) the designation of the series; (ii) the number of shares of the series, which the board may, except where otherwise provided in the preferred stock designation, increase or decrease, but not below the number of shares then outstanding; (iii) the voting powers, if any, of the shares of the series; and (iv) the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of the series.

The authorization of preferred stock alone will not have an immediate effect on the rights of existing common stockholders. However, the issuance of preferred stock over time may have an effect on common stockholders. Shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the common stock. As a result, the ownership interest of common stockholders could be significantly diluted by the issuance of preferred stock. While there are no current plans, commitments or understandings to issue any preferred stock, in the event of any issuances, common stockholders will not have any preemptive or similar rights to acquire any preferred stock, and their ownership interest could therefore be significantly reduced.

The authorization of "blank check" preferred stock could have anti-takeover ramifications. It could discourage, or be used to impede, mergers or business combinations and possible tender offers for shares of our common stock. Any issuance of preferred stock with voting rights, or the adoption of a rights plan or "poison pill" granting other stockholders additional rights or shares of stock in the event that a particular group of stockholders obtains a designated percentage of ownership of our voting stock, could have the effect of delaying or preventing a change in control by increasing the number of outstanding shares entitled to vote or by increasing the number of votes required to approve a change in control.

Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control by means of a tender offer, proxy contest, merger or other transaction. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares to persons friendly to the board of directors could make it more difficult to remove incumbent officers and directors from office even if such change were to be favorable to stockholders generally. We do not presently intend to implement or adopt any such rights plans or other anti-takeover measures.

Authorized but unissued and unreserved shares of capital stock may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions. The DGCL does not require stockholder approval for the issuance of authorized shares. One of the effects of the existence of unissued and unreserved capital stock may be to enable our board of directors to issue shares to persons friendly to current management, which could render more difficult or discourage an attempt to obtain control.

SUMMARY OF MATERIAL CHANGES IN CHARTER AND BYLAWS TO BE EFFECTED BY THE MERGER AND DIFFERENCES BETWEEN NEVADA AND DELAWARE CORPORATE LAWS

GENERAL

The rights of the holders of our common stock are presently governed by our Articles of Incorporation and Bylaws and the Nevada Revised Statutes. If the Merger is approved and the reincorporation accomplished, holders of our common stock will become stockholders of Massey Delaware and their rights will thereafter be governed by Delaware law, the Massey Delaware Certificate of Incorporation and Bylaws and the DGCL.

The following discussion briefly summarizes the significant differences between the corporate laws of Delaware and the corporate laws of Nevada and does not purport to be a complete statement of such laws.

FIDUCIARY DUTIES OF DIRECTORS

Both Delaware and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve.

With respect to fiduciary duties, Nevada law may provide directors broader discretion and increased protection from liability in exercising their fiduciary duties, particularly in the context of a change in control. Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

A director of a Delaware corporation, in performing his or her duties, is protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, by a committee of the board of directors or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence. Such other person must also have been selected with reasonable care by or on behalf of the corporation. In performing his or her duties, a director of a Nevada business corporation is entitled to rely, in good faith, on information, opinions, reports, books of account or statements (including financial statements and other financial data) prepared or presented by any of the corporation's directors, officers or employees so long as the director reasonably believes such persons to be reliable and competent in such matters; counsel, public accountants, financial advisers, valuation advisers, investment bankers or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; and a duly designated committee of the board which the director reasonably believes merits confidence and upon which the director does not serve, but only as to matters within the committee's designated authority. A director of a Nevada corporation is not considered to be acting in good faith if the director has knowledge concerning the matter in question which would cause such reliance to be unwarranted.

Delaware law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders, or in the context of insolvency, the creditors of the corporation. Nevada law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.

Under Delaware law, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome if a preponderance of the evidence shows that the directors' decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office. Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements: (i) the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure, and (ii) that the measure must be reasonable in relation to the perceived threat posed by the change in control. Under Nevada law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation's best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders' right to vote for or remove directors.

ANTI-TAKEOVER LAWS

Section 203 of the DGCL contains certain "anti-takeover" provisions that apply to a Delaware corporation unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. Section 203 prohibits a corporation from engaging in any "business combination" with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation or sale of substantially all of a corporation's assets. The three-year waiting period does not apply, however, if any of the following conditions are met:

     * the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership;

     * after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

     * at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation's stock if it was as a result of action taken solely by the corporation.

Nevada law contains certain "anti-takeover" provisions that apply to a Nevada corporation unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. Massey Nevada did elect to opt out of these provisions. Nevada law prohibits a corporation from engaging in any "business combination" with any person that owns, directly or indirectly, 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets. The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained such ownership unless the combination meets all of the requirements of the corporation's articles of incorporation, and:

     *    is  approved  by  the  affirmative   vote  of  the  holders  of  stock
          representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder's date of acquiring shares; or

     * the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

In addition, Nevada law suspends the voting rights of the "control shares" of a stockholder that acquires 20% or more of a corporation's shares that are entitled to be voted in an election of directors. The voting rights of these control shares generally remain suspended until such time as the "disinterested" stockholders of the company vote to restore the voting power of the acquiring stockholder.

If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder's shares. Within 10 days of the vote according the shares of the acquiring person voting rights, the corporation is required to send notice to any stockholders who did not vote in favor of such action notifying them of their right to demand payment for their shares. Within a set period of time between 30 and 60 days from receipt of such notice, a stockholder seeking payment must demand payment for such stockholder's shares. The corporation must then comply within 30 days.

DIVIDEND RIGHTS AND REPURCHASE OF SHARES

Under Delaware law, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Surplus is defined as net assets minus stated capital. Delaware law applies different tests to the payment of dividends and the repurchase of shares. Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

Under Nevada law, a corporation is prohibited from making a distribution (including dividends on, or redemption or repurchase of, shares of capital stock) to its stockholders if, after giving effect to the distribution:

     * the corporation would be unable to pay its debts as they become due in the usual course of business; or

     * the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if that corporation were then dissolved, to satisfy the rights of stockholders having superior preferential rights upon dissolution to the stockholders receiving the distribution.

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
The board of directors of a Nevada corporation may base the above determination on financial statements prepared on the basis of accounting principles, fair valuation, including without limitation unrealized appreciation or depreciation, or any other method that is reasonable under the circumstances.

REMOVAL OF DIRECTORS

Under Nevada law, any director or the entire board of directors may be removed with or without cause, by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote. However, if a corporation has cumulative voting no director may be removed unless such removal is approved by stockholders owning a sufficient number of shares to prevent the director's election under cumulative voting.

Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board of directors is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director if then cumulatively voted at an election of the entire board of directors. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides.

FILLING VACANCIES ON THE BOARD OF DIRECTORS

Nevada law provides that all vacancies, including those resulting from the removal of a director, may be filled by a majority of the remaining directors unless the corporation's articles of incorporation provide otherwise.

Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy).

INSPECTION OF STOCKHOLDER LISTS

Nevada law provides an absolute right to stockholders to inspect and copy a corporation's shareholder list, provided the stockholder has held stock in the corporation for at least six months or holds an aggregate of 5% or more of a corporation's voting shares. Under Delaware law, shareholders have a general right to inspect and copy the stockholder list, provided the stockholder has a proper purpose in seeking such access.

MERGERS AND MAJOR TRANSACTIONS

Under Delaware law, whenever the approval of the stockholders of a corporation is required for an agreement of merger or consolidation, or for a sale, lease or exchange of all or substantially all of its assets, such agreement, sale, lease or exchange requires the affirmative vote of the owners of a majority of the outstanding shares entitled to vote thereon. Notwithstanding the foregoing, under Delaware law, unless required by its certificate of incorporation, no vote of the stockholders of a constituent corporation surviving a merger is necessary to authorize a merger if:

     * the agreement of merger does not amend in any respect the certificate of incorporation of such constituent corporation; and

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
     * each share of stock of the constituent corporation outstanding immediately prior to the merger is to be an identical outstanding or treasury share of the surviving corporation after the merger; and

     * either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into the common stock are to be issued under such agreement of merger, or the number of shares of common stock issued or so issuable does not exceed 20% of the number thereof outstanding immediately prior to the merger.

In addition, Delaware law provides that a parent corporation that is the record holder of at least 90% of the outstanding shares of each class of stock of a subsidiary may merge the subsidiary into the parent corporation without the approval of the subsidiary's stockholders or board of directors and without the approval of the parent's stockholders.

Under Nevada law, the sale, lease, exchange or disposal of all of the assets of a corporation as well as any merger, consolidation or share exchange generally must be recommended by the board of directors and requires the approval of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Nevada law, the vote of the stockholders of a Nevada corporation surviving a merger is not required if:

     * the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and

     * each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; and the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, will not exceed by more than 20% the total number of voting shares of the surviving entity outstanding immediately before the merger; and

     * the number of participating shares outstanding immediately before the merger, plus the number of participating shares issuable as a result of the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

In addition, Nevada law provides that no stockholder approval is required if, prior to the adoption of the plan, another corporation that is a party to such merger owns 90% or more of the outstanding shares of each class of such constituent corporation.

DISSENTERS' RIGHTS OF APPRAISAL

Under both Delaware and Nevada law, a dissenting stockholder of a corporation engaged in certain major corporate transactions may, under certain limited circumstances, be entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash in the amount of the fair market value of his or her shares (as determined by agreement of the parties or a court), in lieu of the consideration that he or she would otherwise receive in any such transaction.

Under Delaware law, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of a sale or transfer of all or substantially all of the corporation's assets or an amendment to the corporation's certificate of incorporation. Moreover, Delaware law does not provide appraisal rights in connection with a merger or consolidation, unless the certificate of incorporation provides otherwise, to the owners of shares of a corporation that, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the merger or consolidation, is either:

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
     * listed on a national securities exchange or designated as a national market system security by the Financial Industry Regulatory Authority, Inc.; or

     *    held of record by more than 2,000 stockholders;

unless the applicable agreement of merger or consolidation requires the owners of these shares to receive, in exchange for these shares, anything other than shares of stock of the resulting or surviving corporation or shares of stock of any other corporation listed on a national securities exchange, designated as described above, or held of record by more than 2,000 holders.

In addition, Delaware law denies appraisal rights to the stockholders of the surviving corporation in a merger if that merger did not require for its approval the vote of the stockholders of the surviving corporation. Under Delaware law, no vote of the stockholders of a surviving corporation is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and certain other conditions are met.

Nevada law provides that stockholders of a corporation are entitled to dissent from and obtain payment of the fair market value of his or her shares in the event of the following corporate actions, including:

     * consummation of a plan of merger to which the Nevada corporation is a party (i) if approval by the stockholder is required for the merger and he or she is entitled to vote on the merger, or (ii) in certain circumstances, if the domestic corporation is a subsidiary and is merged with its parent;

     * consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interest will be acquired, if he or she is entitled to vote on the plan; or

     * any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provide that voting or nonvoting stockholders are entitled to dissent and obtain payment for such stockholder's shares.

Under Nevada law, appraisal rights are not provided, however, to the holders of shares of any class that is either listed on a national securities exchange or held of record by more than 2,000 stockholders; unless the articles of incorporation of the corporation provide otherwise or if the stockholder will receive for the stockholder's shares, anything except:

     * shares of stock of the corporation surviving or resulting from such merger;

     * shares of stock of any other corporation listed on a national securities exchange or on the national market system of the Financial Industry Regulatory Authority automated quotation system, or which will, upon completion of the merger, be held by record by more than 2,000 holders;

     *    cash in lieu of fractional shares; or any combination of shares; or

     *    cash in lieu of fractional shares.

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
DISSOLUTION

Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all of the stockholders entitled to vote. If the board of directors of the corporation deems it advisable that the corporation should be dissolved and the holders of a majority of the outstanding shares of stock of the corporation entitled to vote votes in favor of the proposed dissolution, the corporation shall be dissolved upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware.

The corporation shall continue after dissolution for the purposes of defending suits and settling its affairs for a three-year period. Delaware law sets forth payment and distribution procedures a dissolving corporation must follow in connection with winding up its affairs. Such procedures include notification requirements and, under specified circumstances, obtaining the approval of the Delaware Court of Chancery. Under Delaware law, directors of a dissolved corporation that comply with the payment and distribution procedures provided therein shall not be personally liable to the claimants of the dissolved corporation.

Under Nevada law, if the board of directors decides after the issuance of stock or the beginning of business that the corporation should be dissolved, it must adopt a resolution to that effect and such dissolution must also be approved by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote, unless a higher vote is required by the articles of incorporation or by the bylaws. Massey Nevada does not require a higher vote for dissolution.

LIABILITY OF DIRECTORS AND OFFICERS

Delaware law permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the personal liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for:

     *    a  breach  of  the  duty  of  loyalty  to  the   corporation   or  its
          stockholders;

     * acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

     * a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of Delaware law; or

     * any transaction from which the director derived an improper personal benefit.

The Massey Delaware certificate of incorporation and bylaws each include provisions that limit the liability of directors of Massey Delaware to the maximum extent permitted by law.

Nevada law permits a corporation to adopt any provision in its articles of incorporation that are not contrary to the laws of Nevada. Under Nevada law, a director or officer is not individually liable to a corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proved that:

     * his act or failure to act constituted a breach of his fiduciary duties; and

     * his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law.

Massey Nevada's Articles of Incorporation provide that Massey Nevada's directors and officers will not be personally liable for damages for any breach of fiduciary duty except for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of unlawful dividends.

While these provisions of Delaware and Nevada law provide officers and directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on an officer's or director's breach of such duties.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Both Delaware and Nevada permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful.

Under Delaware law, a corporation may indemnify any person involved in a third-party action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of being a director, officer, employee or agent of the corporation, against expenses (including attorneys' fees), judgments, fines and settlement amounts actually and reasonably incurred in connection with such action, suit or proceeding or incurred by reason of such persons being or having been a representative of the corporation, if he or she acted in good faith and reasonably believed that his or her actions were in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust of other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation. Delaware law requires, unless ordered by a court, that the provision of any discretionary indemnification be predicated by a finding that the officer, director, employee or agent has met the above-described standard of conduct (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (b) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors do direct, by independent legal counsel in a written opinion, or (d) by the stockholders. However, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Delaware law also provides that a corporation may advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification. Delaware law provides further that the provisions for indemnification contained therein are nonexclusive of any other rights to which the party may be entitled under any bylaw, agreement, vote of stockholders, disinterested directors or otherwise.

The provisions of Nevada law regarding indemnification are substantially similar to those of Delaware law. Nevada law provides that a corporation may indemnify any director, officer, employee or agent for any expenses incurred in connection with such person's position with the corporation, provided such person acted in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation. Nevada law requires, unless ordered by a court, the provision of any discretionary indemnification must be predicated by a finding that the officer, director, employee or agent has met the above-described standard of conduct, by (a) a majority vote of the board of directors for which the quorum does not include parties to the proceeding; (b) independent legal counsel in a written opinion, or (c) stockholder approval. Nevada law also provides that a corporation must advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification.

Both states require indemnification for any director, officer, employee or agent to the extent that such person has been successful on the merits or otherwise in defence of any action, suit or proceeding. Both states permit a corporation to purchase and maintain liability insurance for its officers and directors.

ANNUAL MEETINGS

Under Delaware law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Under Nevada law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

ADVANCE NOTICE OF DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS

Delaware law does not specify the manner in which nominations for directors may be made by stockholders or the manner in which business may be brought before a meeting. The Massey Delaware Bylaws provide that notice of director nominations or other stockholder proposals must be received not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, the proposing stockholder must deliver such notice not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Nevada law, like Delaware law, does not specify the manner in which nominations for directors may be made by shareholders or the manner in which business may be brought before a meeting. With respect to director nominations and stockholder proposals, the Massey Nevada Bylaws do not contain any provisions regarding any such matters.

NOTICE OF ADJOURNMENT OF STOCKHOLDER MEETINGS AND BUSINESS TRANSACTED AT ADJOURNED MEETING

Under Delaware law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. In addition, at the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting regardless of whether or not there exists a quorum.

Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting, which is required if the adjournment is for more than 60 days.

AMENDMENTS TO CHARTER

Under Delaware law, an amendment or change to the Certificate of Incorporation generally requires the approval of the board of directors, followed by the approval of such amendment by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon. When an amendment of the certificate would adversely affect the rights of a class of stock or the rights of a series of a class, Delaware law provides that the enactment of the amendment also requires the affirmative vote of the holders of a majority of the outstanding shares of such class or series.

Under Nevada law, an amendment to the articles generally requires the approval of the board of directors followed by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon and, if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each such class vote.

AMENDMENTS TO BYLAWS

Under Delaware law, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon. A corporation may, in its certificate of incorporation, confer this power upon the directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. The Massey Delaware Certificate of Incorporation provides that the directors have the power to adopt, amend or repeal the Massey Delaware Bylaws.

There is no provision in Nevada law that expressly requires a grant of power to the board of directors in the articles of incorporation in order to adopt bylaws for a corporation. Rather, Nevada law provides that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the stockholders, if any. Further, although not part of Nevada law, an opinion of the Nevada Attorney General also provides that directors may adopt bylaws for a corporation in the event that the stockholders do not. Stockholders nevertheless retain the right to adopt bylaws superseding those adopted by the board of directors. The Massey Nevada Bylaws provide that the board may adopt, amend or repeal bylaws.

INTERESTED DIRECTOR TRANSACTIONS

Under Delaware law, contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, if certain conditions are met. To meet these conditions, either (i) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

Nevada law does not automatically void contracts or transactions between a corporation and one of the corporation's directors. Under Nevada law, a contract or transaction may not be void solely because:

     * the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;

     * an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or

     * the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

Contracts or transactions such as those described above are permissible if:

     * the facts surrounding the contract or transaction are known to the board of directors and the board of directors authorize, approve or ratify the contract or transaction in good faith by a vote without counting the vote of the interested director; or

     * the facts or circumstances surrounding the contract or transaction are made known to the stockholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shares entitled to vote, including the votes, if any, of the interested director; or

     * the fact that the contract or transaction will prove to be in the interested director's financial interest is unknown to the interested director at the time it is brought before the board of directors; or

     * the contract or transaction is fair as to the corporation at the time it is authorized or approved.

STOCKHOLDERS' RIGHTS TO EXAMINE BOOKS AND RECORDS

Delaware law provides that any stockholder of record may, in a written demand made under oath, demand to examine a corporation's books and records for a proper purpose reasonably related to such person's interest as a stockholder. If management of the corporation refuses, the stockholder can compel an examination by court order.

Nevada law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders' list, articles or bylaws, if the stockholder gives at least five business days' prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders' lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation's outstanding shares the right, upon at least five days' written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

COMMITTEES OF THE BOARD OF DIRECTORS

Nevada and Delaware law both allow the board of directors to delegate certain of their duties to one or more committees elected by a majority of the board of directors. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to authorize the acquisition of the corporation's own stock.

DURATION OF PROXIES

Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

DIFFERENCES IN FRANCHISE TAXES

Nevada does not have a corporate franchise tax, and we will not pay annual franchise taxes to Nevada for the calendar year ended December 31, 2010. After the Merger, we will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

CONSIDERATION FOR STOCK

Under Delaware law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

Under Nevada law, a corporation may issue its capital stock for less than par value and in return for certain tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, and other securities of the corporation. Shares may be issued for less than par value.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following description of federal income tax considerations is based on the Internal Revenue Code, and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Information Statement. This discussion should not be considered tax or investment advice. In particular, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax considerations should consult their own tax advisers.

The  reincorporation is intended to qualify as a tax-free  reorganization  under
Section 368(a)(1)(F) or 368(a)(1)(A) of the Internal Revenue Code. Assuming such tax treatment, no taxable income, gain or loss will be recognized by us or the stockholders as a result of the exchange of shares of common stock for shares of

Massey Delaware common stock upon consummation of the transaction. The conversion of each share of Massey Nevada common stock into one share of Massey Delaware common stock will be a tax-free transaction, and the holding period and tax basis of Massey Nevada common stock will be carried over to the Massey Delaware common stock received in exchange therefor.

SECURITIES ACT CONSIDERATIONS

After the merger contemplated by the Merger is accomplished, Massey Delaware will be a publicly held company, Massey Delaware common stock will be listed for trading on the OTC Bulletin Board, and Massey Delaware will file periodic reports and other documents with the SEC and provide to stockholders the same types of information that we have previously filed and provided. Stockholders whose shares of Massey Nevada common stock are freely tradable before the reincorporation will have freely tradable shares of Massey Delaware common stock. Stockholders holding restricted shares of Massey Nevada common stock will have shares of Massey Delaware common stock that are subject to the same restrictions on transfer as those to which there present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Massey Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. Similarly, holders of convertible securities issued by Massey Nevada, such as convertible debentures, share purchase options and share purchase warrants will have the equivalent securities of Massey Delaware, which will be subject to the same restrictions as those to which their present Massey Nevada securities are subject. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, holders of securities will be deemed to have acquired their Massey Delaware securities (including shares of common stock and convertible debentures) on the date they acquired their Massey Nevada securities (including shares of common stock and convertible debentures). In summary, Massey Delaware and its stockholders will be in the same respective positions under the federal securities laws after the reincorporation as they were before the reincorporation.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can also be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Massey Exploration Corp., has duly caused this report to be signed by the undersigned hereunto authorized.

June 16, 2011

MASSEY EXPLORATION CORP.

/s/ Michael Hawitt
----------------------------------------------------
By: Michael Hawitt
President (Principal Executive Officer) and Director

                                   SCHEDULE A

                      FORM OF AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER ("AGREEMENT") dated as of May 31, 2011, is made and entered into by and between Massey Exploration Corp., a Nevada corporation ("PARENT") and Massey Exploration Corp., a Delaware corporation ("SUBSIDIARY").

WHEREAS:

A. Parent is a corporation organized and existing under the laws of Nevada;

B. Subsidiary is a corporation organized and existing under the laws of Delaware and is a wholly owned subsidiary of Parent;

C. Parent and Subsidiary and their respective Boards of Directors deem it advisable and to the advantage, for the welfare and in the best interests of the corporations and their respective stockholders to merge Parent with and into Subsidiary pursuant to the provisions of Nevada Revised Statutes ("NRS") and the Delaware General Corporation Law ("DGCL") upon the terms and conditions set forth in this Agreement;

NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that Parent shall be merged into Subsidiary (the "MERGER") upon the terms and conditions set forth below.

                                    ARTICLE 1
                          PRINCIPAL TERMS OF THE MERGER

1.1  MERGER

     On the Effective Date (as defined in Section 4.1 below), Parent shall be merged into Subsidiary and the separate existence of Parent shall cease. Subsidiary shall be the surviving corporation (sometimes hereinafter referred to as the "SURVIVING CORPORATION") in the Merger and shall operate under the name "Massey Exploration Corp." by virtue of, and shall be governed by, the laws of Delaware. The address of the registered office of the Surviving Corporation in Delaware will be 160 Greentree Drive, Suite 101, Dover, DE, 19904, and the registered agent in charge thereof shall be National Registered Agents, Inc.

1.2  CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION

     The amended and restated certificate of incorporation of the Surviving Corporation shall be the certificate of incorporation of Subsidiary as in effect on the date hereof without change unless and until amended in accordance with applicable law.

1.3  BYLAWS OF THE SURVIVING CORPORATION

     The bylaws of the Surviving Corporation shall be the bylaws of Subsidiary as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

1.4  DIRECTORS AND OFFICERS

     At the Effective Date of the Merger, the directors and officers of Parent in office at the Effective Date of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the certificate of incorporation and bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

                                    ARTICLE 2
                       CONVERSION, CERTIFICATES AND PLANS

2.1  CONVERSION OF SHARES

     At the Effective Date of the Merger, each of the following transactions shall be deemed to occur simultaneously:

     (a) COMMON STOCK. Each share of Parent's common stock, $0.001 par value per share ("PARENT STOCK"), issued and outstanding immediately before the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation's common stock, $0.001 par value per share (the "SURVIVING CORPORATION STOCK").

     (b) OPTIONS. Each option to acquire shares of Parent Stock outstanding immediately before the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of Surviving Corporation Stock that is equal to the number of shares of Parent Stock that the optionee would have received had the optionee exercised such option in full immediately before the Effective Date of the Merger (whether or not such option was then exercisable) and the exercise price per share under each such option shall be equal to the exercise price per share thereunder immediately before the Effective Date of the Merger, unless otherwise provided in the instrument granting such option.

     (c) OTHER RIGHTS. Any other right, by contract or otherwise, to acquire shares of Parent Stock outstanding immediately before the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of Surviving Corporation Stock that is equal to the number of shares of Parent Stock that the right holder would have received had the right holder exercised such right in full immediately before the Effective Date of the Merger (whether or not such right was then exercisable) and the exercise price per share under each such right shall be equal to the exercise price per share thereunder immediately before the Effective Date of the Merger, unless otherwise provided in the agreement granting such right.

     (d) SUBSIDIARY STOCK. Each share of Subsidiary Stock issued and outstanding immediately before the Effective Date of the Merger and held by Parent shall be canceled without any consideration being issued or paid therefor.

2.2  STOCK CERTIFICATES

     After the Effective Date of the Merger, each certificate theretofore representing issued and outstanding shares of Parent Stock will thereafter be deemed to represent the same number of shares of the same class and series of capital stock of Subsidiary. The holders of outstanding certificates theretofore representing Parent Stock will not be required to surrender such certificate to Parent or the Surviving Corporation.

2.3  EMPLOYEE BENEFIT AND COMPENSATION PLANS

     At the Effective Date of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan or other similar plan of Parent provides for the issuance or purchase of, or otherwise relates to, Parent Stock, after the Effective Date of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Surviving Corporation Stock.

                                    ARTICLE 3
                        TRANSFER AND CONVEYANCE OF ASSETS
                          AND ASSUMPTION OF LIABILITIES

3.1  EFFECTS OF THE MERGER

     At the Effective Date of the Merger, the Merger shall have the effects specified in the NRS, the DGCL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Date of the Merger the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of Parent and Subsidiary, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise vested in Parent and Subsidiary or either of them, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

3.2  ADDITIONAL ACTIONS

     If, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of Parent acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, Parent and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement. The proper officers and directors of the Surviving Corporation are fully authorized in the name of Parent or otherwise to take any and all such action.

                                    ARTICLE 4
                            APPROVAL BY STOCKHOLDERS;
                            AMENDMENT; EFFECTIVE DATE

4.1  APPROVAL

     This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of stockholders in accordance with the NRS and the DGCL and compliance with the requirements of law, including the securities laws of the United States. As promptly as practicable after approval of this Agreement by stockholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Nevada and the Secretary of State of Delaware, respectively, in accordance with the laws of Nevada and Delaware and with applicable U.S. federal securities laws. The effective date ("EFFECTIVE DATE") of the Merger shall be the date and time on and at which the Merger becomes effective under the laws of Nevada or the date and time on and at which the Merger becomes effective under the laws of Delaware, whichever occurs later.

4.2  AMENDMENTS

     The Board of Directors of Parent may amend this Agreement at any time before the Effective Date, provided, however, that an amendment made subsequent to the approval of the Merger by the stockholders of Parent shall not (a) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of Parent Stock, (b) alter or change any term of the certificate of incorporation of Subsidiary or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Parent Stock.

                                    ARTICLE 5
                                  MISCELLANEOUS

5.1  TERMINATION

     This Agreement may be terminated and the Merger abandoned at any time before the filing of this Agreement with the Secretary of State of Nevada and the Secretary of State of Delaware, whether before or after stockholder approval of this Agreement, by the consent of the Boards of Directors of Parent and Subsidiary.

5.2  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

5.3  DESCRIPTIVE HEADINGS

     The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.

5.4  GOVERNING LAW

     This Agreement shall be construed in accordance with the laws of Delaware, except to the extent the laws of Nevada shall apply to the Merger where mandated by the NRS.

IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Agreement, pursuant to authority duly given by their respective boards of directors, have caused this Agreement to be duly executed on the date set forth above.

THE PARENT:

MASSEY EXPLORATION CORP.
A NEVADA CORPORATION


Per:
     Authorized Signatory

THE SUBSIDIARY:

MASSEY EXPLORATION CORP.
A DELAWARE CORPORATION


Per:
     Authorized Signatory

                                   SCHEDULE B

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 1

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

     Massey Exploration Corp.
     Name of merging entity

     Nevada                                             Corporation
     Jurisdiction                                       Entity type *

     Massey Exploration Corp.
     Name of merging entity

     Delaware                                           Corporation
     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     and,

     Massey Exploration Corp.
     Name of surviving entity

     Delaware                                           Corporation
     Jurisdiction                                       Entity type *


* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 2




2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

               Attn:  Michael Hawitt

               c/o:   300, 508 24th Avenue SW,
                      Calgary, Alberta, T2S 0K4

3)   (Choose one)

     [X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     [ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

     (a)  Owner's approval was not required from


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;


          Name of surviving entity, if applicable


This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 3



     (b)  The plan was approved by the required consent of the owners of *:


          Massey Exploration Corp.
          Name of merging entity, if applicable

          Massey Exploration Corp.
          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;

          Massey Exploration Corp.
          Name of surviving entity, if applicable


* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.


This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 4



(c)  Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

     The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;


          Name of surviving entity, if applicable


This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 5



5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:







6)   Location of Plan of Merger (check a or b):

     [ ] (a) The entire plan of merger is attached;

     or,

     [X] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)":


* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A. 180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 6


8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)* (if there are more than four merging entities, check box [ ] and attach an "8 1/2 x 11 " blank sheet containing the required information for each additional entity.):


          Massey Exploration Corp.
          Name of merging entity

          /s/ Michael Hawitt                President            _________, 2011
          Signature                          Title                        Date

          Massey Exploration Corp.
          Name of merging entity

          /s/ Michael Hawitt                President            _________, 2011
          Signature                          Title                        Date

          Name of merging entity

          Signature                          Title                        Date

          Name of merging entity

          Signature                          Title                        Date

          Massey Exploration Corp.
          Name of surviving entity

          /s/ Michael Hawitt                President            _________, 2011
          Signature                          Title                        Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.


This form must be accompanied by appropriate fees.

                                   SCHEDULE C

                                STATE OF DELAWARE
                            CERTIFICATE OF MERGER OF
                            MASSEY EXPLORATION CORP.
                          INTO MASSEY EXPLORATION CORP.

Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of the surviving corporation is MASSEY EXPLORATION CORP., a Delaware corporation, and the name of the corporation being merged into this surviving corporation is MASSEY EXPLORATION CORP., a Nevada Corporation.

SECOND: The Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation is MASSEY EXPLORATION CORP., a Delaware corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The authorized stock and par value of MASSEY EXPLORATION CORP., a Nevada corporation, consists of 75,000,000 shares of common stock with a par value of $0.001.

SIXTH:        The merger is to become effective on July 5, 2011.

SEVENTH: The Agreement and Plan of Merger is on file at 300, 508 24th Avenue SW, Calgary, Alberta, T2S 0K4, Canada, an office of the surviving corporation.

EIGHTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.

IN WITNESS WHEREOF,  the said surviving  corporation has caused this certificate
to   be   signed   by   an   authorized    officer,    the   ________   day   of
_________________________, 2011.


By:____________________________________
       Authorized Officer
Name:  Michael Hawitt
Title: President

                                   SCHEDULE D

                         CERTIFICATE OF INCORPORATION OF
                            MASSEY EXPLORATION CORP.
--------------------------------------------------------------------------------

Massey Exploration Corp., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The name of the corporation is Massey Exploration Corp. The date of filing of its original Certificate of Incorporation with the Secretary of State was ____________________________, 2011.

2. This restated Certificate of Incorporation restates and integrates and further amends the Certificate of Incorporation of this corporation by, striking out and deleting in their entirety, the following Articles:

     Article "1" of the Certificate of Incorporation;
     Article "2" of the Certificate of Incorporation;
     Article "3" of the Certificate of Incorporation;
     Article "4" of the Certificate of Incorporation; and Article "5" of the Certificate of Incorporation.

3. The text of the Certificate of Incorporation as amended or supplemented heretofore is further amended hereby to read as herein set forth in full:

ARTICLE 1. The name of the corporation is Massey Exploration Corp. (the "Corporation").

ARTICLE 2. The address of the registered office of the corporation in the State of Delaware is 160 Greentree Drive, Suite 101, Dover, DE, 19904, and the registered agent in charge thereof shall be National Registered Agents, Inc.

ARTICLE 3. The nature of the business or purpose to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE 4.

(a) The total number of shares of all classes of stock which the corporation shall have authority to issue is One Hundred and Fifty Five Million
(155,000,000) shares, of which One Hundred Twenty Five Million (125,000,000) shall be shares of common stock, par value $0.001 per share, and Thirty Million (30,000,000) shall be shares of preferred stock, par value $0.001 per share.

(b) Holders of common stock shall have one vote for each share on each matter submitted to a vote of the stockholders of the corporation. Except as otherwise provided by law, by the certificate of incorporation or by resolution or resolutions of the board of directors providing for the issuance of any series of preferred stock, the holders of common stock shall have sole voting power. Subject to all rights of the preferred stock or any series thereof, the holders of common stock shall be entitled to receive, when, as and if declared by the board of directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise. Upon any liquidation of the corporation, and after holders of preferred stock of each series shall have been paid in full the amounts to which they respectively are entitled or a sum sufficient for such payment in full has been set aside, the remaining net assets of the corporation shall be distributed pro rata to the holders of common stock, to the exclusion of holders of preferred stock.

(c) Preferred stock may be issued from time to time in one or more series. The board of directors is hereby expressly granted the authority to authorize the issuance of one or more series of preferred stock, and to fix by resolution or resolutions providing for the issuance of each such series the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of such series, to the full extent now or hereafter permitted by law. No holders of any series of preferred stock will be entitled to receive any dividends thereon other than those specifically provided for by the certificate of incorporation or the resolution or resolutions of the board of directors providing for the issuance of such series of preferred stock. Upon any liquidation of the corporation, whether voluntary or involuntary, the holders of preferred stock of each series will be entitled to receive only such amount or amounts as will have been fixed by the certificate of incorporation or by the resolution or resolutions of the board of directors providing for the issuance of such series.

Article 5.  The name of the incorporator is as follows:

   Name                                                 Address
   ----                                                 -------
Michael Hawitt                                 300 - 508 24th Avenue SW
                                               Calgary, Alberta, T2S 0K4, Canada

ARTICLE 6. The corporation is to have perpetual existence.

ARTICLE 7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the bylaws of the corporation.

ARTICLE 8. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

ARTICLE 9. Meetings of stockholders may be held in Delaware or elsewhere, as the bylaws may provide. The books of the corporation may be kept (subject to any statutory provision) at such place or places, whether in Delaware or elsewhere, as may be designated from time to time by the board of directors or in the bylaws of the corporation.

ARTICLE 10. Subject to Article 11, the corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights, preferences and privileges conferred upon stockholders, directors or by any other persons whomsoever herein are granted subject to this reservation.

ARTICLE 11. Notwithstanding the generality of other provisions relating to the amendment of the articles or bylaws of the corporation, the authorized capital of the corporation cannot be increased or decreased without the approval of the majority of the Preferred and Common Stock voting together as a single class, without a separate class vote by the Common Stock.

ARTICLE 12. The number of directors constituting the Board of Directors shall be determined by the Board of Directors, subject to the by-laws of the Corporation. Any vacancy in the Board of Directors, whether arising from death, resignation, removal (with or without cause), an increase in the number of directors or any other cause, may be filled by the vote of either a majority of the directors then in office, though less than a quorum, or by the stockholders at the next annual meeting thereof or at a special meeting called for such purpose. Each director so elected shall hold office until the next meeting of the stockholders in which the election of directors is in the regular order of business and until his successor shall have been elected and qualified.

ARTICLE 13. No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) for any transaction from which the director derived an improper personal benefit.

ARTICLE 14. Except as may otherwise be specifically provided in this Certificate of Incorporation, no provision of this Certificate of Incorporation is intended by the corporation to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the General Corporation Law upon the Corporation, upon its stockholders, bondholders and security holders, and upon its directors, officers and other corporate personnel, including, in particular, the power of the Corporation to furnish indemnification to directors and officers in the capacities defined and prescribed by the General Corporation Law and the defined and prescribed rights of said persons to indemnification as the same are conferred under the General Corporation Law. The Corporation shall, to the fullest extent permitted by the laws of the State of Delaware, including, but not limited to, Section 145 of the General Corporation Law, as the same may be amended and supplemented, indemnify any and all directors and officers of the Corporation and may, in the discretion of the board of directors, indemnify any and all other persons whom it shall have power to indemnify under said Section or otherwise under Delaware law from and against any and all of the expenses, liabilities or other matters referred to or covered by said Section. The indemnification provisions contained in the General Corporation Law shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, resolution of stockholders or disinterested directors, or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent, both as to action in his official capacity and as traction in another capacity while holding such office, and shall inure to the benefit of the heirs, executors and administrators of such person.

4. This Restated Certificate of Incorporation was duly adopted by the sole incorporator in accordance with Sections 241 and 245 of the General Corporation Law of the Statute of Delaware. We are amending before payment of stock.

IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by its sole incorporator, this __________day of ______________, 2011.


                                           By:
                                              Michael Hawitt
                                              Sole Incorporator

                                   SCHEDULE E

                                     BY-LAWS

                                       OF

                            MASSEY EXPLORATION CORP.
                            (A DELAWARE CORPORATION)

                                    ARTICLE 1
                                     OFFICES

1.1 Registered Office: The registered office shall be established and maintained at the location specified in the Certificate of Incorporation and thereafter as the Board of Directors may from time to time determine. The registered agent of the Corporation in charge hereof shall be the agent specified in the Certificate of Incorporation and thereafter as the Board of Directors may from time to time determine.

1.2 Other Offices: The corporation may have other offices, either within or outside the State of Delaware, at such place or places as the Board of Directors may from time to time appoint or the business of the corporation may require.

                                    ARTICLE 2
                                  STOCKHOLDERS

2.1 Place of Stockholders' Meetings: All meetings of the stockholders of the corporation shall be held at such place or places, within or outside the State of Delaware as may be fixed by the Board of Directors from time to time or as shall be specified in the respective notices thereof.

2.2 Date and Hour of Annual Meetings of Stockholders: An annual meeting of stockholders shall be held each year within six months after the close of the fiscal year of the Corporation.

2.3 Purpose of Annual Meetings: At each annual meeting, the stockholders shall elect the members of the Board of Directors for the succeeding year. At any such annual meeting any further proper business may be transacted.

2.4 Special Meetings of Stockholders: Special meetings of the stockholders or of any class or series thereof entitled to vote may be called by the President or by the Chairman of the Board of Directors, or at the request in writing by stockholders of record owning at least twenty (20%) percent of the issued and outstanding voting shares of common stock of the corporation.

2.5 Notice of Meetings of Stockholders: Except as otherwise expressly required or permitted by law, not less than ten days nor more than sixty days before the date of every stockholders' meeting the Secretary shall give to each stockholder of record entitled to vote at such meeting, written notice, served personally by mail or by telegram, stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Such notice, if mailed shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address for notices to such stockholder as it appears on the records of the corporation.

2.6 Quorum of Stockholders:

     (a) Unless otherwise provided by the Certificate of Incorporation or by law, at any meeting of the stockholders, the presence in person or by proxy of at least one third of the shares entitled to vote at the meeting shall constitute a quorum. The withdrawal of any shareholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

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
     (b) At any meeting of the stockholders at which a quorum shall be present, a majority of voting stockholders, present in person or by proxy, may adjourn the meeting from time to time without notice other than announcement at the meeting. In the absence of a quorum, the officer presiding thereat shall have power to adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting, other than announcement at the meeting, shall not be required to be given except as provided in paragraph (d) below and except where expressly required by law.

     (c) At any adjourned session at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof, unless a new record date is fixed by the Board of Directors.

     (d) If an adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.7 Chairman and Secretary of Meeting: The President shall preside at meetings of the stockholders. The Secretary shall act as secretary of the meeting or if he is not present, then the presiding officer may appoint a person to act as secretary of the meeting.

2.8 Voting by Stockholders: Except as may be otherwise provided by the Certificate of Incorporation or these by-laws, at every meeting of the stockholders each stockholder shall be entitled to one vote for each share of voting stock standing in his name on the books of the corporation on the record date for the meeting. Except as otherwise provided by these by-laws, all elections and questions shall be decided by the vote of a majority in interest of the stockholders present in person or represented by proxy and entitled to vote at the meeting.

2.9 Proxies: Any stockholder entitled to vote at any meeting of stockholders may vote either in person or by proxy. Every proxy shall be in writing, subscribed by the stockholder or his duly authorized attorney-in-fact, but need not be dated, sealed, witnessed or acknowledged.

2.10 List of Stockholders:

     (a) At least ten days before every meeting of stockholders, the Secretary shall prepare and make a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.

     (b) During ordinary business hours, for a period of at least ten days prior to the meeting, such list shall be open to examination by any stockholder for any purpose germane to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

     (c) The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and it may be inspected by any stockholder who is present.

     (d) The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section 2.10 or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

2.11 Procedure at Stockholders' Meetings: Except as otherwise provided by these by-laws or any resolutions adopted by the stockholders or Board of Directors, the order of business and all other matters of procedure at every meeting of stockholders shall be determined by the presiding officer.

2.12 Action By Consent Without Meeting: Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action

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
at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                    ARTICLE 3
                                    DIRECTORS

3.1 Powers of Directors: The property, business and affairs of the corporation shall be managed by its Board of Directors which may exercise all the powers of the corporation except such as are by the law of the State of Delaware or the Certificate of Incorporation or these by-laws required to be exercised or done by the stockholders.

3.2 Number, Method of Election, Terms of Office of Directors: The number of directors which shall constitute the Board of Directors shall be a minimum of 1
(one) and a maximum of 8 (eight) unless and until otherwise determined by a vote of a majority of the entire Board of Directors. Within the limits above specified, the number of directors shall be determined from time to time by resolution of the Board of Directors or by the stockholders at the annual meeting. Each Director shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified, provided, however, that a director may resign at any time. Directors need not be stockholders.

3.3 Vacancies on Board of Directors; Removal:

     (a) Any director may resign his office at any time by delivering his resignation in writing to the Chairman of the Board or to the President. It will take effect at the time specified therein or, if no time is specified, it will be effective at the time of its receipt by the corporation. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

     (b) Any vacancy or newly created directorship resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced.

     (c) Any director may be removed with or without cause at any time by the majority vote of the stockholders given at a special meeting of the stockholders called for that purpose.

3.4 Meetings of the Board of Directors:

     (a) The Board of Directors may hold their meetings, both regular and special, either within or outside the State of Delaware.

     (b) Regular meetings of the Board of Directors may be held at such time and place as shall from time to time be determined by resolution of the Board of Directors. No notice of such regular meetings shall be required. If the date designated for any regular meeting be a legal holiday recognized as such in the state of Delaware, then the meeting shall be held on the next day which is not a legal holiday.

     (c) The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of the stockholders for the election of officers and the transaction of such other business as may come before it. If such meeting is held at the place of the stockholders' meeting, no notice thereof shall be required.

     (d) Special meetings of the Board of Directors' shall be held whenever called by direction of the Chairman of the Board or the President or at the written request of any one director.

     (e) The Secretary shall give notice to each director of any special meeting of the Board of Directors by mailing the same at least three days before the meeting or by telegraphing, telexing, or delivering the same not later than the date before the meeting.

     Unless required by law, such notice need not include a statement of the business to be transacted at, or the purpose of, any such meeting. Any and all business may be transacted at any meeting of the Board of Directors. No notice

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
of any adjourned meeting need be given. No notice to or waiver by any director shall be required with respect to any meeting at which the director is present.

3.5 Quorum and Action: Unless provided otherwise by law or by the Certificate of Incorporation or these by-laws, a majority of the Directors shall constitute a quorum for the transaction of business; but if there shall be less than a quorum at any meeting of the Board of Directors, a majority of those present may adjourn the meeting from time to time. The vote of a majority of the Directors present at any meeting at which a quorum is present shall be necessary to constitute the act of the Board of Directors.

3.6 Presiding Officer and Secretary of the Meeting: The President, or, in his absence a member of the Board of Directors selected by the members present, shall preside at meetings of the Board of Directors. The Secretary shall act as secretary of the meeting, but in his absence the presiding officer may appoint a secretary of the meeting.

3.7 Action by Consent Without Meeting: Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes or proceedings of the Board of Directors or committee.

3.8 Action by Telephonic Conference: Members of the Board of Directors, or any committee designated by such board, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting.

3.9 Committees: The Board of Directors shall, by resolution or resolutions passed by a majority of Directors designate one or more committees, each of such committees to consist of one or more Directors of the Corporation, for such purposes as the Board of Directors shall determine. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.

3.10 Compensation of Directors: Directors shall receive such reasonable compensation for their service on the Board of Directors or any committees thereof, whether in the form of salary or a fixed fee for attendance at meetings, or both, with expenses, if any, as the Board of Directors may from time to time determine. Nothing herein contained shall be construed to preclude any Director from serving in any other capacity and receiving compensation therefor.

                                    ARTICLE 4
                                    OFFICERS

4.1 Officers, Title, Elections, Terms:

     (a) The Board of Directors shall appoint a President and a Secretary and may from time to time appoint one or more Vice Presidents (to which title may be added words indicating seniority or function), a Treasurer and such other officers as the Board of Directors may determine. The officers shall be elected by the Board of Directors at its annual meeting following the annual meeting of the stockholders, to serve at the pleasure of the Board of Directors or otherwise as shall be specified by the Board of Directors at the time of such election and until their successors are elected and qualified.

     (b) The Board of Directors may elect or appoint at any time, and from time to time, additional officers or agents with such duties as it may deem necessary or desirable. Such additional officers shall serve at the pleasure of the Board of Directors or otherwise as shall be specified by the Board of Directors at the time of such election or appointment. Two or more offices may be held by the same person.

     (c) Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

     (d) Any officer may resign his office at any time. Such resignation shall be made in writing and shall take effect at the time specified therein or, if no time has been specified, at the time of its receipt by the corporation. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

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
     (e) The salaries of all officers of the corporation shall be fixed by the Board of Directors.

4.2 Removal of Elected Officers: Any elected officer may be removed at any time, either with or without cause, by resolution adopted at any regular or special meeting of the Board of Directors by a majority of the Directors then in office.

4.3 Duties:

     (a) President: The President shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall supervise and control all the business and affairs of the corporation. He shall, when present, preside at all meetings of the stockholders and of the Board of Directors. He shall see that all orders and resolutions of the Board of Directors are carried into effect (unless any such order or resolution shall provide otherwise), and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

     (b) Treasurer: If appointed, the Treasurer shall (1) have charge and custody of and be responsible for all funds and securities of the Corporation; (2) receive and give receipts for moneys due and payable to the corporation from any source whatsoever; (3) deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositories as shall be selected by resolution of the Board of Directors; and (4) in general perform all duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. He shall, if required by the Board of Directors, give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

     (c) Secretary: The Secretary shall (1) keep the minutes of the meetings of the stockholders, the Board of Directors, and all committees, if any, of which a secretary shall not have been appointed, in one or more books provided for that purpose; (2) see that all notices are duly given in accordance with the provisions of these by-laws and as required by law; (3) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal, is duly authorized; (4) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; (5) have general charge of stock transfer books of the Corporation; and (6) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

                                    ARTICLE 5
                                  CAPITAL STOCK

5.1 Stock Certificates:

     (a) Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the President and by the Treasurer or the Secretary, certifying the number of shares owned by him.

     (b) If such certificate is countersigned by a transfer agent other than the corporation or its employee, or by a registrar other than the corporation or its employee, the signatures of the officers of the corporation may be facsimiles, and, if permitted by law, any other signature may be a facsimile.

     (c) In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of issue.

     (d) Certificates of stock shall be issued in such form not inconsistent with the Certificate of Incorporation as shall be approved by the Board of Directors, and shall be numbered and registered in the order in which they were issued.

     (e) All certificates surrendered to the corporation shall be cancelled with the date of cancellation, and shall be retained by the Secretary, together with the powers of attorney to transfer and the assignments

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
          of the shares represented by such certificates, for such period of time as shall be prescribed from time to time by resolution of the Board of Directors.

5.2 Record Ownership: A record of the name and address of the holder of such certificate, the number of shares represented thereby and the date of issue thereof shall be made on the corporation's books. The corporation shall be entitled to treat the holder of any share of stock as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice thereof, except as required by law.

5.3 Transfer of Record Ownership: Transfers of stock shall be made on the books of the corporation only by direction of the person named in the certificate or his attorney, lawfully constituted in writing, and only upon the surrender of the certificate therefor and a written assignment of the shares evidenced thereby. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the corporation for transfer, both the transferor and the transferee request the corporation to do so.

5.4 Lost, Stolen or Destroyed Certificates: Certificates representing shares of the stock of the corporation shall be issued in place of any certificate alleged to have been lost, stolen or destroyed in such manner and on such terms and conditions as the Board of Directors from time to time may authorize.

5.5 Transfer Agent; Registrar; Rules Respecting Certificates: The corporation may maintain one or more transfer offices or agencies where stock of the corporation shall be transferable. The corporation may also maintain one or more registry offices where such stock shall be registered. The Board of Directors may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of stock certificates.

5.6 Fixing Record Date for Determination of Stockholders of Record: The Board of Directors may fix, in advance, a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of the stockholders or any adjournment thereof, or the stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or to express consent to corporate action in writing without a meeting, or in order to make a determination of the stockholders for the purpose of any other lawful action. Such record date in any case shall be not more than sixty days nor less than ten days before the date of a meeting of the stockholders, nor more than sixty days prior to any other action requiring such determination of the stockholders. A determination of stockholders of record entitled to notice or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

5.7 Dividends: Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the corporation available for dividends, such sum or sums as the Board of Directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Board of Directors shall deem conducive to the interests of the corporation.

                                    ARTICLE 6
                       SECURITIES HELD BY THE CORPORATION

6.1 Voting: Unless the Board of Directors shall otherwise order, the President or the Secretary shall have full power and authority, on behalf of the corporation, to attend, act and vote at any meeting of the stockholders of any corporation in which the corporation may hold stock, and at such meeting to exercise any or all rights and powers incident to the ownership of such stock, and to execute on behalf of the corporation a proxy or proxies empowering another or others to act as aforesaid. The Board of Directors from time to time may confer like powers upon any other person or persons.

6.2 General Authorization to Transfer Securities Held by the Corporation:

     (a) Any of the following officers, to wit: the President and the Secretary shall be, and they hereby are, authorized and empowered to transfer, convert, endorse, sell, assign, set over and deliver any and all shares of stock, bonds, debentures, notes, subscription warrants, stock purchase warrants, evidence of indebtedness, or other securities now or hereafter standing in the name of or owned by the corporation, and to make, execute and deliver, under the seal of the corporation, any and all written instruments of assignment and transfer necessary or proper to effectuate the authority hereby conferred.

     (b) Whenever there shall be annexed to any instrument of assignment and transfer executed pursuant to and in accordance with the foregoing paragraph (a), a certificate of the Secretary of the corporation in office at the date of such certificate setting forth the provisions of this Section 6.2 and stating that they are in full force and effect and setting forth the names of persons who are then officers of the corporation, then all persons to whom such instrument and annexed certificate shall thereafter come, shall be entitled, without further inquiry or investigation and regardless of the date of such certificate, to assume and to act in reliance upon the assumption that the shares of stock or other securities named in such instrument were theretofore duly and properly transferred, endorsed, sold, assigned, set over and delivered by the corporation, and that with respect to such securities the authority of these provisions of the by-laws and of such officers is still in full force and effect.

                                    ARTICLE 7
                                  MISCELLANEOUS

7.1 Signatories: All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

7.2 Seal: The seal of the corporation shall be in such form and shall have such content as the Board of Directors shall from time to time determine.

7.3 Notice and Waiver of Notice: Whenever any notice of the time, place or purpose of any meeting of the stockholders, directors or a committee is required to be given under the law of the State of Delaware, the Certificate of Incorporation or these by-laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the holding thereof, or actual attendance at the meeting in person or, in the case of any stockholder, by his attorney-in-fact, shall be deemed equivalent to the giving of such notice to such persons.

7.4 Indemnity: The corporation shall indemnify its directors, officers and employees to the fullest extent allowed by law, provided, however, that it shall be within the discretion of the Board of Directors whether to advance any funds in advance of disposition of any action, suit or proceeding, and provided further that nothing in this section 7.4 shall be deemed to obviate the necessity of the Board of Directors to make any determination that indemnification of the director, officer or employee is proper under the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b) of Section 145 of the Delaware General Corporation Law.

7.5 Fiscal Year: The fiscal year of the corporation shall be determined by the Board of Directors from time to time.

                                   SCHEDULE F

                 DISSENTER'S NOTICE OF MASSEY EXPLORATION CORP.
                        DELIVERED PURSUANT TO NRS 92A.430

If a stockholder has not approved the merger, he, she or it is entitled to dissent.

Demand for payment must be sent by to the Company by mail, courier, facsimile or electronic mail by [INSERT DATE OF MAILING OF DEFINITIVE SCHEDULE 14C PLUS 40 DAYS] as follows:

MASSEY EXPLORATION CORP.
300, 508 24th Avenue SW,
Calgary, Alberta, T2S 0K4
Tel: 403.228.9909

Together with written demand or on or before [INSERT DATE OF MAILING OF DEFINITIVE SCHEDULE 14C PLUS 40 DAYS], certificates of our company's shares must be deposited with our company at the address above or with our transfer agent at:

Holladay Stock Transfer, Inc.,
2939 N. 67th Place,
Scottsdale, Arizona, 85251,

Shares of our company not represented by certificates will be restricted from transfer after the demand for payment is received.

A form for demanding  payment is attached to this Dissenter's  Notice as Exhibit
1.

A copy of the dissent provisions of the Nevada Revised Statutes is attached as Schedule "G" to the Information Circular to which this Dissenter's Notice is attached.

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
                                    EXHIBIT 1

                              TO DISSENTER'S NOTICE

Name and Address of Stockholder exercising dissent rights:

         ------------------------------------------

         ------------------------------------------

         ------------------------------------------

Number of Shares of Stockholder over which Stockholder is exercising dissent rights:

         ------------------------------------------

The undersigned hereby objects to the merger of Massey Exploration Corp., a Nevada corporation, and Massey Exploration Corp., a Delaware corporation, and demand payment for the fair value of above number of shares of the Company, plus accrued interest, if the merger is consummated.

The undersigned hereby certifies that he/she/it acquired beneficial ownership of the shares of the Company before May 31, 2011, being the date of the first announcement of the merger.

Dated: _______________, 2011.

Signature                                  Signature of Co-owners, if applicable


-------------------------------------      -------------------------------------

Print Name:
           --------------------------

Print Title:
            -------------------------

                                   SCHEDULE G

                                DISSENT PROCEDURE
                       SECTIONS 92A.300 TO 92A.500 OF THE
                             NEVADA REVISED STATUTES

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
(Added to NRS by 1995, 2086)

NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
(Added to NRS by 1995, 2087)

NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. (Added to NRS by 1995, 2087)

NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
(Added to NRS by 1995, 2087)

NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic  limited-liability  company.
The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:
(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or
(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.
(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
(Added to NRS by 1995, 2087; A 2001, 1414, 3199)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
(1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
(I) The surviving or acquiring entity; or
(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or
(2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
(Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
(Added to NRS by 1995, 2089)

NRS 92A.410 Notification of stockholders regarding right of dissent.
1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
(Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.
1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
(b) Must not vote his shares in favor of the proposed action.
2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
(Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.
1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.
2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2089)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
1. A stockholder to whom a dissenter's notice is sent must:
(a) Demand payment;
(b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
(c) Deposit his certificates, if any, in accordance with the terms of the notice.
2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
(Added to NRS by 1995, 2090; A 1997, 730)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements.
1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
(a) Of the county where the corporation's registered office is located; or
(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
2. The payment must be accompanied by:
(a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
(b) A statement of the subject corporation's estimate of the fair value of the shares;
(c) An explanation of how the interest was calculated;
(d) A statement of the  dissenter's  rights to demand payment under NRS 92A.480;
and
(e) A copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2090)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.
1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.
1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares. (Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
(Added to NRS by 1995, 2091)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
(Added to NRS by 1995, 2092)

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